December 8, 2016 Investor Presentation NYSE MKT: ADK AdCare Health Systems, Inc. ®

NYSE MKT: ADK Forward-Looking Statements 2 Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of federal law. Such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "plans," "intends," "anticipates" and variations of such words or similar expressions, but their absence does not mean that the statement is not forward-looking. Statements in this presentation that are forward-looking include, among other things, statements regarding the company's transition to a healthcare property holding and leasing company and other forward-looking areas if appropriate. Such forward-looking statements reflect management's beliefs and assumptions and are based upon information currently available to management and involve known and unknown risks, results, performance or achievements of AdCare, which may differ materially from those expressed or implied in such statements. Such factors are identified in the public filings made by AdCare with the Securities and Exchange Commission, including AdCare's Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q. There is no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Except where required by law, AdCare undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release. This presentation is copyright 2016 by AdCare Health Systems, Inc.

NYSE MKT: ADK Investor Highlights Portfolio of 29 senior care properties, primarily skilled nursing facilities Similar to a REIT, portfolio primarily consists of long- term, triple-net leases that generate predictable, recurring streams of rental payments Portfolio has above average annual rent escalators Strategic plan focused on defined initiatives to increase shareholder value Increases in the number of elderly expected to drive demand for long-term care significantly Fundamental real estate value provides a floor on valuation Strong management team with financial and operational experience 3 29 Properties 6 States 6 Operators AdCare Health Systems is a healthcare property holding and leasing company

NYSE MKT: ADK Property Portfolio 4 State # of Facilities # of Beds Georgia 14 1,631 Ohio 8 705 Alabama 2 304 Oklahoma 2 197 South Carolina 2 180 North Carolina 1 106 Total 29 3,123 OK OH NC SC AL GA Facilities by State

NYSE MKT: ADK Property Portfolio 5 Operator # of Facilities # of Beds Leased Beacon 7 585 C.R. Management 7 830 Wellington 4 641 Peach Health Group 3 252 Symmetry 3 286 Southwest LTC 2 197 Total Leased 26 2,791 AdCare Managed 3 332 Total 29 3,123 % of Facilities by Operator Beacon 24% C.R. Mgmt 24% Wellington 14% Peach Health Group 10% Symmetry 10% AdCare Managed 10% Southwest LTC 7%

NYSE MKT: ADK (1) Excludes nine Arkansas facilities which were sold on October 6, 2016, three Georgia facilities currently leased by Peach Health Group and three Ohio facilities currently managed by the Company. (2) Quality Census Mix refers to total non-Medicaid census divided by total census. Includes one assisted living facility in Ohio. Portfolio Operating Metrics 6 82.3% 81.7% 82.6% Q1 2016 Q2 2016 Q3 2016 Occupancy (1) 24.9% 24.6% 23.7% Q1 2016 Q2 2016 Q3 2016 Quality Census Mix (1) (2) 1.34x 1.32x 1.51x Q1 2016 Q2 2016 Q3 2016 Rent Coverage Before Mgmt. Fees (1) 0.98x 0.93x 1.17x Q1 2016 Q2 2016 Q3 2016 Rent Coverage After Mgmt. Fees (1) Operator-supplied data

NYSE MKT: ADK AdCare’s Strategic Evolution In July 2014, the Company announced its plan to transition from an owner/operator of skilled nursing facilities to a health care property holding & leasing company Strategic transition complete Leadership roles filled with seasoned executives possessing extensive long-term care / REIT industry and M&A and capital markets experience All properties have been leased and fully transitioned to third party operators or under management agreements with indefinite terms 11 properties were sold, including 10 Arkansas facilities Renegotiated certain leases and subleases and extended terms to 10+ years and secured higher rent and rent escalators Completed debt refinancings Focused on working capital settle-ups, G&A reduction, non-core asset sales and other legacy-related issues, including resolving litigation related to professional liability claims Board completed a review of strategic alternatives and decided to not pursue a transaction but rather focus on a number of near-term shareholder value enhancing initiatives 7

NYSE MKT: ADK Near-term Strategic Initiatives Redeploy cash proceeds from sale of Arkansas facilities Work closely with existing operators to help improve facility performance and increase coverage ratios / rent Re-license two Georgia facilities (by Q1 2017) Continue to reduce overhead expenses Continue to improve balance sheet, including debt structure and lower interest rates Resolve pending litigation, primarily professional liability claims related to legacy operations 8

NYSE MKT: ADK Redeploy Cash 9 Sold Arkansas facilities at an attractive per bed price and a lease cap rate below 9% Sale resulted in ~$20M in net cash proceeds after associated mortgage debt repayment (excludes $3M seller note) Set aside cash to fund repayment of $7.7M of existing convertible debt Will make investment in existing facilities at attractive returns on cash (target 15% return on cash) which immediately increase rent. Ultimately, expect rent coverage ratios to continue to improve Make selective acquisitions Target 17% return on cash Favorable lease structures using cross-defaults and cross-collateralization provisions Utilize conventional bank debt or “bridge to HUD” financing to leverage cash equity Repurchase common and preferred stock – Board authorized repurchase of up to 1M shares of common stock and 100,000 shares of preferred stock

NYSE MKT: ADK Assist Operators to Improve Facility Performance 10 Improved facility performance Higher rent coverages Lower lease cap rates Higher valuation Investing in projects such as laundry, rehab and bed additions Every 50 basis point decrease in cap rate implies an increase of ~$0.50 per share in share price Rent Coverage 1.34x 1.32x 1.51x Q1 2016 Q2 2016 Q3 2016 Before Management Fees (1) 0.98x 0.93x 1.17x Q1 2016 Q2 2016 Q3 2016 After Management Fees (1) (1) Excludes nine Arkansas facilities which were sold on October 6, 2016, three Georgia facilities currently leased by Peach Health Group and three Ohio facilities currently managed by the Company.

NYSE MKT: ADK 11 Entered into a master sublease for three facilities located in Georgia with Peach Health Group Savannah Beach Jeffersonville Oceanside 11 year lease with 3% annual escalator Transferred operations of the Company's Savannah Beach facility from New Beginnings Care to Peach Health in July 2016 Have invested $1+M in capital expenditures in the Jeffersonville and Oceanside facilities Full annual rent of $1.4M expected to begin in September 2017 Relicensing of Two Georgia Facilities Expect Medicare / Medicaid recertification for Jeffersonville and Oceanside facilities by Q1 2017

NYSE MKT: ADK Reduce Overhead Costs $2,265 $2,062 $1,894 $1,429 ~$1,000 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Target @ June 30, 2017 12 Quarterly G&A (1) (2) $ in thousands (1) G&A less stock-based compensation and other non-routine items (2) Includes G&A for facilities management business

NYSE MKT: ADK Minimal short-term debt exposure Completed one HUD refinancing (Georgetown) in Q3 2016 Expect to complete HUD refinancing (Sumter) in Q4 2016 Repayment of $7.7M of convertible debt due April 2017 Continued refinancings and other balance sheet improvements Reduce interest rates Extend maturities “Cash-out” refinancings, when available Release of restricted cash Interest rates on majority of debt is fixed 13 Restructured debt portfolio reduces Company financial risk Improve Balance Sheet

NYSE MKT: ADK Total Capitalization (at Market Value) 14 ($ in thousands) 9/30/2016 Mortgage Debt (average rate 4.8%) (1) $70,357 Other Debt 1,624 Convertible Debt (10.0%) (2) 1,500 Total Debt(1) $73,481 Preferred stock (at redemption amount) $69,096 Market value of equity(3) $33,097 Total Capitalization $175,674 (1) Adjusted to exclude $32.0M in liabilities of a disposal group held for sale (sale closed on 10/6/2016) and paydown of $2.4M of mortgage debt associated with College Park facility and net of $2.0M of deferred financing costs (2) Adjusted for repayment of $7.7M in convertible debt (3) Market value of equity: 19.9M shares of common stock outstanding as of 10/31/2016 @ closing share price of $1.66 as of 12/7/2016

NYSE MKT: ADK Forward-Looking Financial Guidance Revenue of $30.0 million Rent expense of $8.7 million General and administrative expense of $4.0 million, excludes $900,000 of stock- based compensation Other expense of $0.3 million Net interest expense of $5.5 million Preferred dividends of approximately $7.5 million Net Loss from Continuing Operations per share of $0.12 Adjusted Funds from Operations (FFO) (1) per share of $0.20 15 (1) See the Appendix for the definition of certain non-GAAP financial measures, as well as an important discussion about the use of these measures and their reconciliation to GAAP net loss from continuing operations, the most directly comparable GAAP financial measure. Excludes effects of any additional capital raising / acquisitions Post-deployment Run-rate Beginning June 30, 2017

NYSE MKT: ADK Repayment of $9.2M convertible debt Acquisitions through application of cash Considering individual facilities, primarily with existing operators, as well as small groups of facilities and larger portfolios Lease buy-in opportunities (Company has a right of first refusal in 9 of 11 leased properties) Targeting lease cap rates in the 10% range (initial cash rent) Targeting 80% loan-to-value $2.5 million of “cash out” refinancings of existing owned properties $4 million of annualized G&A, excludes stock-based compensation; includes costs related to facilities management business 19.9 million shares outstanding 16 Forward-Looking Financial Guidance Key Assumptions

NYSE MKT: ADK 3.1 4.2 5.8 6.6 8.7 14.2 19.0 1990 2000 2010 2020E 2030E 2040E 2050E Long-term Industry Trends 17 Source: U.S. Census Bureau Given the expected increases in the number of elderly, demand for long-term care is expected to rise significantly 1 6 ,0 3 2 1 5 ,9 2 3 1 5 ,8 5 7 1 5 ,7 0 2 1 5 ,7 0 2 1 5 ,6 4 6 1 5 ,6 7 3 1 5 ,6 3 0 1 5 ,6 3 8 1 5 ,6 4 0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Number of Americans Age 85+ CAGR +3% # in millions U.S. Nursing Homes Source: CMS Nursing Home Data Compendium 2015 Edition Limited additions to supply of nursing homes is expected to bolster occupancy levels

NYSE MKT: ADK Long-term Industry Trends U.S. population is also living longer, often with chronic illness and disabling conditions National health care spending and use of long-term care insurance are increasing More seniors are looking for alternatives outside their own family for care 18 $110 $118 $124 $129 $142 $145 $150 $156 $164 $172 $174 $177 $179 $184 $186 $190 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E Avg. SNF Medicaid Daily Rate Reimbursement Rates per Day Skilled nursing reimbursement rates have steadily increased over the last 15 years – evidence of the underlying stability / growth in the industry Source: Eljay LLC, Hansen, Hunter and Co. for AHCA

NYSE MKT: ADK Stock Price (12/7/16) $1.66 Avg. Daily Vol. (3 mo.) 32,129 52 Week Low/High $1.50 – $2.70 Shares Outstanding (10/31/16) 19.9M Public Float, est. 16.3M Valuation Measures Market Value of Equity $33.1M Enterprise Value (1) $163.7M Ownership Institutional, est. 22.8% Insider, est. 29.7% Key Stats 19 (Sources: AdCare, Bloomberg) (1) Market value of equity plus preferred stock (at redemption amount) and pro forma debt adjusted for ~$12M in pro forma cash. Not adjusted for restricted cash.

NYSE MKT: ADK Executive Management Team 20  Joined as Chief Executive Officer in October 2014 and named Chairman in April 2015  30+ years of healthcare, financing, real estate and corporate leadership experience  Prior to AdCare, Bill served as the Chairman and CEO of Assisted Living Concepts, now Enlivant, a pioneer in the assisted living industry  Served as President, COO and Director of LTC Properties, a healthcare REIT, which he co-founded in 1992 Bill McBride, Chairman and CEO Allan Rimland, President and CFO  Joined AdCare as President and CFO in April 2015  25+ years of experience in investment banking and expertise within the healthcare services and related real estate industry, including positions with leading bulge bracket and mid-sized investment banks  Managed more than $100B in M&A and capital raising transactions  Prior to AdCare, he most recently served as Managing Director in the Healthcare Group at Stephens Inc. Clinton Cain, SVP and Chief Accounting Officer  Has served as Senior Vice President and Chief Accounting Officer since February 2016  Previously served as V.P. of Finance beginning in September 2014 and joined the Company in June 2011  Prior to joining the Company, worked as an audit associate at Habif, Arogeti & Wynne, LLP and Huber, Erickson, and Bowman, LLC, both certified public accounting firms  Certified Public Accountant

NYSE MKT: ADK Investor Highlights Portfolio of 29 senior care properties, primarily skilled nursing facilities Similar to a REIT, portfolio primarily consists of long- term, triple-net leases that generate predictable, recurring streams of rental payments Portfolio has above average annual rent escalators Strategic plan focused on defined initiatives to increase shareholder value Increases in the number of elderly expected to drive demand for long-term care significantly Fundamental real estate value provides a floor on valuation Strong management team with financial and operational experience 21 29 Properties 6 States 6 Operators AdCare Health Systems is a healthcare property holding and leasing company

NYSE MKT: ADK Appendix Supplemental Information

NYSE MKT: ADK Use of Non-GAAP Financial Information For purposes of the Securities and Exchange Commission's regulations, a non-GAAP financial measure is a numerical measure of a Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”) in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the Company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Funds from Operations ("FFO") and Adjusted Funds from Operations ("Adjusted FFO") are measures of operating performance that are not calculated in accordance with GAAP. The Company calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts ("NAREIT"), and consequently, FFO is defined as net income (loss) from continuing operations attributed to common stockholders, adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets. Adjusted FFO is calculated as FFO adjusted for the impact of non-cash stock-based compensation and other non-routine adjustments. The Company believes FFO and Adjusted FFO provide enhanced measures of the operating performance of the Company's core portfolio. The Company's computation of FFO and Adjusted FFO is not comparable to similar measures reported by many REITs, but the Company believes that is appropriate measure for this Company. The Company believes that FFO and Adjusted FFO are important supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue. The Company uses FFO and Adjusted FFO among the criteria to measure the operating performance of its business. The Company further believes that by excluding the effect of depreciation, amortization, impairments on real estate assets and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO and Adjusted FFO can facilitate comparisons of operating performance between periods and between the Company and many REITs. The Company offers these measures to assist the users of its financial statements in analyzing its operating performance and not as measures of liquidity or cash flow. FFO and Adjusted FFO are not measures of financial performance under GAAP and should not be considered as measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP. Investors and potential investors in the Company's securities should not rely on this measure as a substitute for any GAAP measure, including net income. 23

NYSE MKT: ADK Reconciliation to FFO and Adjusted FFO 24 Post-deployment Run-rate Financial Guidance Condensed consolidated statements of operations data: Net loss from continuing operations $(2,400) Depreciation and amortization 5,500 Funds from operations (FFO) 3,100 Amortization of stock-based compensation 900 Adjusted FFO $4,000 Shares of common stock outstanding 19,900 Adjusted FFO per share $0.20 Net loss from continuing operations per share $0.12 ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES RECONCILIATION OF NET LOSS FROM CONTINUING OPERATIONS TO FFO AND ADJUSTED FFO (Amount in 000’s) (Unaudited)

NYSE MKT: ADK Typical Lease Structure 25 “Triple-net basis” terms; lessee is typically obligated for all expenses of the property including: Insurance Taxes Facility maintenance Typically 10+ years in duration with renewal options Annual rent escalation clauses Cross collateral and cross default provisions with security deposits Portfolio similar to other healthcare REITs in terms of structure, terms and overall economics Lease structure favorable to AdCare

NYSE MKT: ADK Series A Cumulative Redeemable Preferred Stock 26 Amount outstanding (9/30/2016) 2,763,835 shares Liquidation Preference $25.00 per share Dividends $2.72 per share (10.875%) Optional redemption After December 1, 2017 at par Special redemption On “Change of Control” and delisting at par Listing / Ticker NYSE MKT / ADK.PRA Price (12/7/2016) $22.60 Current Yield 12.0% Tax treatment Return of capital (1) (1) Consult your tax advisor